Exhibit 99.2

Unaudited Pro Forma Condensed Combined Financial Information

Defined Terms included below shall have the same meaning as terms defined and included elsewhere in this Form 8-K.

Introduction

We are providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the Business Combination. Unless the context otherwise requires, the terms “we,” “us,” “our,” and the “Company” refers to Hagerty, Inc. and its consolidated subsidiaries, including The Hagerty Group, LLC, a Delaware limited liability company (“Hagerty”), following the Closing Date and references to “Aldel” refer to Aldel Financial Inc. at or prior to the Closing Date.

The unaudited pro forma condensed combined financial information is prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed combined financial information presents the pro forma effects of the Business Combination.

The Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined balance sheet as of September 30, 2021, assumes that the Business Combination occurred on September 30, 2021. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2021, and for the year ended December 31, 2020, assumes that the Business Combination had been completed on January 1, 2020.

Management has made estimates and assumptions in its determination of the pro forma transaction accounting adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented. The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Business Combination.

The unaudited pro forma transaction accounting adjustments reflecting the completion of the Business Combination are based on certain currently available information and certain assumptions and methodologies that the Company believes are reasonable under the circumstances. The unaudited pro forma transaction accounting adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the unaudited pro forma transaction accounting adjustments, and it is possible the difference may be material. The Company believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at this time and that the unaudited pro forma transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

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Exhibit 99.2

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial statements do not necessarily reflect what Hagerty Inc.’s financial condition or results of operations would have been had the Business Combination occurred on the dates indicated. The unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the post-combination company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The historical financial information of Aldel was derived from (i) the unaudited financial statements of Aldel as of and for the three and nine months ended September 30, 2021 included in Aldel’s Quarterly Report on Form 10-Q filed with the United States Security and Exchange Commission on November 12, 2021, and (ii) from the audited financial statements of Aldel as of December 31, 2020 and for the period from December 23, 2020 (inception) to December 31, 2020, included in the included in the final prospectus and definitive proxy statement, dated November 10, 2021 (the “Proxy Statement”).

The historical financial information of Hagerty was derived from (i) the unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2021, included as Exhibit 99.1 of this Form 8-K, and from (ii) the audited consolidated financial statements as of and for the year ended December 31, 2020, included in the Proxy Statement.

The unaudited pro forma condensed combined financial information is qualified in its entirety by reference to, and should be read together with Aldel’s and Hagerty’s audited and unaudited financial statements and related notes, included as Exhibit 99.1 of this Form 8-K and within the Proxy Statement, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Aldel” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Hagerty” included in Aldel’s Quarterly Report on Form 10-Q, as Exhibit 99.3 of this Form 8-K and within the Proxy Statement.

Description of the Business Combination

On December 2, 2021, Hagerty, Inc., a Delaware corporation, consummated the previously-announced business combination pursuant to that certain Business Combination Agreement, dated as of August 17, 2021 (the “Business Combination Agreement”), by and among Aldel, Aldel Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Aldel (“Merger Sub”), and Hagerty.

Pursuant to the terms of the Business Combination Agreement, (a) Merger Sub was merged with and into Hagerty (the “Business Combination”), whereupon the separate limited liability company existence of Merger Sub ceased to exist and Hagerty is the surviving company (Hagerty following the Business Combination is sometimes hereinafter referred to as the “OpCo”) and will continue its existence under the Delaware Limited Liability Company Act and (b) the existing limited liability company agreement of Hagerty was amended and restated, to, among other things, make the Company a member of the OpCo. As a result of the Business Combination, the Company is a publicly traded reporting company in an “Up-C” structure.

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Exhibit 99.2

Unaudited Pro Forma Condensed Combined Financial Information

In connection with the Business Combination Agreement, Aldel entered into Subscription Agreements on August 17, 2021 (collectively, the “Subscription Agreements”), with certain accredited investors or qualified institutional buyers (each, a “Subscriber”). Pursuant to the Subscription Agreements, the Subscribers agreed to purchase from the Company an aggregate of 70,385,000 shares of Aldel’s Class A common stock (the “PIPE Shares”) and an aggregate of 12,669,300 warrants to purchase shares of Aldel Class A common stock (the “PIPE Warrants” and, together with the PIPE Shares, the “PIPE Securities”), for an aggregate purchase price of $703,850,000. Pursuant to the Subscription Agreements, the Company gave certain registration rights to the Subscribers with respect to the PIPE Securities, other than those Subscribers who, after the Closing Date, will hold in excess of 10% of the issued and outstanding common stock of the Company (such PIPE Financing investors, the “Significant Subscribers”). The registration rights for the Significant Subscribers are as set forth in an amended and restated registration rights agreement dated August 17, 2021. The sale of the PIPE Securities was consummated concurrently with the Closing Date.

A description of the Subscription Agreements is included in the Proxy Statement in the section entitled “Related Agreements—PIPE Subscription Agreements” beginning on page 130, which is incorporated herein by reference.

In connection with the Closing, the registrant changed its name from Aldel Financial Inc. to Hagerty, Inc.

The aggregate value of the consideration in the Business Combination was approximately $3,000,000,000 with consideration to holders of equity interests in Hagerty ("Hagerty Equityholders") consisting of: (a) cash consideration in the amount of $489,660,942 and (b) 251,033,906 shares of OpCo Units and corresponding shares of Class V Common Stock.

The following table shows the outstanding shares of Hagerty, Inc. after giving effect to the Business Combination:

Outstanding Shares of Hagerty, Inc.
Total outstanding shares pre-Business Combination	14,947,500
Share redemptions	(3,005,034)
Shares of Class V Common Stock issued pursuant to the Business Combination	251,033,906
Shares of Class A Common Stock issued pursuant to the PIPE Subscription Agreements	70,385,000
Total Hagerty, Inc. common shares outstanding post-Business Combination	333,361,372

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Exhibit 99.2

Unaudited Pro Forma Condensed Combined Financial Information

Accounting for the Business Combination

Business combinations in which the legal acquirer is not the accounting acquirer are commonly referred to as “reverse acquisitions” and can represent asset acquisitions, capital transactions and business combinations. A reverse acquisition occurs when the entity that issues securities (the legal acquirer) is identified as the acquiree for accounting purposes and the entity whose equity interests are acquired (the legal acquiree) is identified as the acquirer for accounting purposes. Reverse acquisitions are accounted for in accordance with Subtopic 805-40 of Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805-40”). The Business Combination will be accounted for as a common control reverse acquisition for which Hagerty was determined to be the accounting acquirer based on the following factors:

•	Hagerty Holding Corp. controlled the operating company prior to the Business Combination and controls the Company subsequent to the Business Combination through control of the board of directors as well as having majority ownership.

•	Hagerty’s former management will represent the management of the Company.

•	Hagerty is larger as compared to Aldel based on assets, revenues and earnings.

Other factors were evaluated but are not considered to have a material impact on the determination of Hagerty as the accounting acquirer. The Business Combination was accounted for as a common control reverse acquisition in accordance with U.S. GAAP. Under this method of accounting, Aldel, which is the legal acquirer, will be treated as the “acquired” company for financial reporting purposes and Hagerty will be treated as the accounting acquirer. As the same entity controls the target company and post transaction public reporting entity, for accounting purposes, the Business Combination will be treated as the equivalent of a capital transaction in which Hagerty is issuing units for the net assets of Aldel, accompanied by a recapitalization. The net assets of Aldel are stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination are those of Hagerty.

Accounting Policies and Reclassifications

Based on management’s initial analysis of the accounting policies of Aldel and Hagerty, there were no significant differences identified that would have an impact on the unaudited pro forma condensed combined financial information or that would require adjustments to the unaudited pro forma condensed combined statements. Currently, management is performing a comprehensive review of the accounting policies of Aldel and Hagerty. As a result of the comprehensive review, management may identify differences between the accounting policies of these entities, which, when conformed, could have a material impact on the financial statements of the post-combination company.

The following unaudited pro forma condensed combined balance sheet as of September 30, 2021 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2021 and for the year ended December 31, 2020 are based on the historical financial statements of Aldel and Hagerty. The unaudited pro forma transaction accounting adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma transaction accounting adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information.

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Hagerty, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2021

(in thousands)

	Aldel (Historical)	Hagerty (Historical)	Transaction Accounting Adjustments		Pro Forma Condensed Combined
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$408	$47,879	$85,811	A	$308,534
			(39,753)	C
			703,850	D
			(489,661)	F
Restricted cash and cash equivalents	—	327,545	—		327,545
Accounts receivable	—	50,005	—		50,005
Premiums receivable	—	106,679	—		106,679
Commission receivable	—	45,017	—		45,017
Prepaid expenses and other assets	812	26,752	2,121	C	29,685
Deferred acquisition costs - net	—	89,437	—		89,437
Fixed income securities	—	1,204	—		1,204
Total current assets	1,220	694,518	262,368		958,106
Property and equipment - net	—	27,724	—		27,724
Marketable securities held in trust account	116,164	—	(116,164)	A	—
LONG TERM ASSETS:
Prepaid expenses and other assets	—	20,977	—		20,977
Intangible assets - net	—	67,793	—		67,793
Goodwill	—	11,073	—		11,073
Fixed income securities	—	9,690	—		9,690
Total long term assets	—	109,533	—		109,533
Total Assets	117,384	831,775	146,204		1,095,363
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	86	9,726	—		9,812
Provision for unpaid losses and loss adjustment expenses	—	103,591	—		103,591
Unearned premiums	—	191,750	—		191,750
Commissions payable	—	66,241	—		66,241
Due to insurers	—	85,682	—		85,682
Advanced premiums	—	21,358	—		21,358
Accrued expenses	—	43,951	(2,589)	C	41,362
Deferred tax liability	—	11,400	—		11,400
Contract liabilities	—	24,098	—		24,098
Other current liabilities	—	2,498	—		2,498
Total current liabilities	$86	$560,295	$(2,589)		$557,792
					(Continued)

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Hagerty, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2021

(in thousands)

	Aldel (Historical)	Hagerty (Historical)	Transaction Accounting Adjustments		Pro Forma Condensed Combined
LONG-TERM LIABILITIES:
Accrued expenses	$—	$11,398	$—		$11,398
Contract liabilities	—	19,667	—		19,667
Long-term debt	—	117,500	—		117,500
Warrant liabilities	15,026	—	25,592	I	40,618
Other long-term liabilities	—	3,993	—		3,993
Total long term liabilities	15,026	152,558	25,592		193,176
Total liabilities	15,112	712,853	23,003		750,968

Class A common stock subject to possible redemption, 11,500,000 shares at redemption value	116,150	—	(116,150)	B	—

EQUITY:
Common Stock	—	—	1	B	33
			7	D
			25	E
Members' equity	—	120,405	(120,405)	E	—

Additional paid-in capital	—	—	(30,353)	A	576,620
			116,149	B
			(34,983)	C
			703,843	D
			120,380	E
			(13,878)	G
			(258,946)	H
			(25,592)	I
Accumulated other comprehensive loss	—	(1,902)	—		(1,902)
Accumulated deficit	(13,878)	—	(489,661)	F	(489,721)
			13,878	G
			(60)	C

Total stockholders’ (deficit) equity	(13,878)	118,503	(19,595)		85,030
Non controlling interests	—	419	258,946	H	259,365
Total (deficit) equity	(13,878)	118,922	239,351		344,395
Total liabilities and equity	$117,384	$831,775	$146,204		$1,095,363

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Hagerty, Inc.

Unaudited Pro Forma Condensed Combined Statement Of Operations

For The Nine Months Ended September 30, 2021

(in thousands)

	Aldel (Historical)	Hagery (Historical)	Transaction Accounting Adjustments		Pro Forma Condensed Combined
REVENUE
Commission and fee revenue	$—	$214,004	$—		$214,004
Earned premium	—	212,370	—		212,370
Membership and other revenue	—	38,320	—		38,320
Total Revenues	—	464,694	—		464,694
OPERATING EXPENSES:
Salaries and benefits	—	122,134	—		122,134
Ceding commission	—	101,262	—		101,262
Losses and loss adjustment expenses	—	87,643	—		87,643
Sales expense	—	80,810	—		80,810
Depreciation and amortization	—	15,282	—		15,282
General, administrative and other	1,192	46,627	(1,192)	J	46,731
			104	C
Total operating expenses	1,192	453,758	(1,088)		453,862
Operating (loss) income	(1,192)	10,936	1,088		10,832
Other expense	—	(1,041)	—		(1,041)
Change in fair value of warrant liabilities	(7,776)	—	(15,330)	L	(23,106)
Investment income on trust account	8	—	(8)	K	—
Income (loss) before income tax expense	(8,960)	9,895	(14,250)		(13,315)
Income tax expense	—	(4,790)	—		(4,790)
Net (loss) income	(8,960)	5,105	(14,250)		(18,105)
Net loss (income) attributable to non-controlling interest	—	204	13,430	M	13,634
Net (loss) income attributable to common stockholders	(8,960)	5,309	(820)		(4,471)
NET (LOSS) INCOME	$(8,960)	$5,105	$(14,250)		$(18,105)

Other comprehensive income (loss)
Foreign currency translation adjustments - net of taxes	$—	$(626)	$—		$(626)
Derivative instruments	—	677	—		677
Total other comprehensive income	—	51	—		51

Comprehensive income	(8,960)	5,156	(14,250)		(18,054)
Comprehensive loss attributable to non-controlling interest	—	204	13,391	M	13,595
Comprehensive (loss) income attributable to common stockholders	$(8,960)	$5,360	$(859)		$(4,459)
Basic weighted average shares outstanding - excluding non-controlling interests					82,327,466
Fully Diluted weighted average shares outstanding - excluding non-controlling interests					82,327,466
Basic net income per share					$(0.05)
Fully Diluted net income per share					$(0.05)

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Hagerty, Inc.

Unaudited Pro Forma Condensed Combined Statement Of Operations

For The Year Ended December 31, 2020

(in thousands)

	Aldel (Historical)	Hagerty (Historical)	Transaction Accounting Adjustments		Pro Forma Condensed Combined
REVENUE
Commission and fee revenue	$—	$236,443	$—		$236,443
Earned premium	—	220,502	—		220,502
Membership and other revenue	—	42,603	—		42,603
Total Revenues	—	499,548	—		499,548
OPERATING EXPENSES:
Salaries and benefits	—	137,508	—		137,508
Ceding commission	—	105,974	—		105,974
Losses and loss adjustment expenses	—	91,025	—		91,025
Sales expense	—	86,207	—		86,207
Depreciation and amortization	—	11,800	—		11,800
General, administrative and other	1	51,188	(1)	J	56,688
			5,500	C
Total operating expenses	1	483,702	5,499		489,202
Operating (loss) income	(1)	15,846	(5,499)		10,346
Other expense	—	(986)	—		(986)
Income (loss) before income tax expense	(1)	14,860	(5,499)		9,360
Income tax expense	—	(4,821)	—		(4,821)
Net (loss) income	(1)	10,039	(5,499)		4,539
Net loss (income) attributable to non-controlling interest	—	127	(3,545)	M	(3,418)
Net (loss) income attributable to common stockholders	(1)	10,166	(9,044)		1,121
NET (LOSS) INCOME	$(1)	$10,039	$(5,499)		$4,539
Other comprehensive income (loss)
Foreign currency translation adjustments - net of taxes	$—	$994	$—		$994
Derivative instruments	—	(423)	—		(423)
Total other comprehensive income	—	571	—		571
Comprehensive income	(1)	10,610	(5,499)		5,110
Comprehensive (loss) income attributable to non-controlling interest	—	127	(3,975)	M	(3,848)
Comprehensive (loss) income attributable to common stockholders	$(1)	$10,737	$(9,474)		$1,262
Basic weighted average shares outstanding - excluding non-controlling interests					82,327,466
Fully Diluted weighted average shares outstanding - excluding non-controlling interests					82,327,466
Basic net income per share					$0.01
Fully Diluted net income per share					$0.01

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Notes To The Unaudited Pro Forma Condensed Combined Financial Information

Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give effect to pro forma events that are (1) directly attributable to the Business Combination, (2) factually supportable and (3) with respect to the statements of operations, expected to have a continuing impact on the results of the post-combination company.

There were no intercompany balances or transactions between Aldel and Hagerty as of the dates and for the periods of these unaudited pro forma condensed combined financial statements.

The unaudited pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined consolidated statements of operations are based upon the number of shares outstanding, assuming the Business Combination occurred on January 1, 2020.

The unaudited pro forma transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2021, and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2021 and for the year ended December 31, 2020, are as follows:

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

A.	Represents the transfer of cash and investments held in the trust account that became available at the Closing Date, net of redemptions offsetting the proceeds in equity.

B.	Represents the reclassification of Class A Common Stock subject to possible redemption to permanent equity.

C.	Represents the pro forma transaction accounting adjustments for estimated transaction costs incurred in aggregate by Aldel and Hagerty of approximately $41,178,100, for legal, financial advisory, insurance and other professional fees as part of the Business Combination.

D.	Represents the pro forma transaction accounting adjustments for issuance of 70,385,000 PIPE Shares issued in PIPE Financing for aggregate gross proceeds of $703,850,000.

E.	Represents the pro forma transaction accounting adjustments to eliminate Hagerty’s members equity as a result of the recapitalization, pursuant to which all classes of equity held by Hagerty Equityholders were converted into 251,033,906 OpCo Units and corresponding shares of Class V Common Stock of Hagerty, Inc. pursuant to the Business Combination Agreement.

F.	Represents the pro forma transaction accounting adjustment for payment of cash consideration in the amount of $489,660,942 to Hagerty Equityholders.

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Notes To The Unaudited Pro Forma Condensed Combined Financial Information

G.	Represents the elimination of Aldel’s historical accumulated deficit at the time of the common control reverse acquisition.

H.	Represents the pro forma transaction accounting adjustments for the noncontrolling interest of the OpCo Units issued to Hagerty Equityholders, which is calculated as the combined pro forma total equity of $344,395,000 multiplied by 75.3%, representing the percentage of OpCo Units retained by Hagerty Equityholders.

I.	Represents the pro forma transaction accounting adjustment for recording the issuance of 12,669,300 PIPE Warrants as a liability at the Closing Date.

Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations

J.	Represents the pro forma transaction accounting adjustment to eliminate historical expenses incurred by Aldel, which will not be recurring after the completion of the Business Combination.

K.	Represents the pro forma transaction accounting adjustment to eliminate interest income earned on Aldel’s trust account, which will not be recurring after the completion of the Business Combination.

L.	Represents the pro forma transaction accounting adjustment for recording the change in fair value of PIPE Warrants given the assumption of Business Combination having been consummated as of January 1, 2020.

M.	Represents the pro forma transaction accounting adjustment to reflect net income attributable to Hagerty Equityholders as a noncontrolling interest.

Net Income Per Share

Represents the net income/loss per share calculated using the historical weighted average shares outstanding of Hagerty, Inc., giving the effect of shares issued in the Business Combination to Hagerty Equityholders as well as in the PIPE Financing assuming the shares were outstanding since January 1, 2020. As the Business Combination and related transactions are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net income/loss per share assumes that the shares currently outstanding as well as issued related to the Business Combination and the PIPE Financing have been outstanding for the entire period presented. The calculation excludes 20,005,500 of Hagerty Inc.’s warrants with strike prices of $11.50 and $15.00 as they are anti-dilutive.

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Notes To The Unaudited Pro Forma Condensed Combined Financial Information

Nine months ended
September 30, 2021
Pro forma net income (loss) attributable to common shareholders (in thousands)	$(4,471)
Weighted average common shares outstanding, basic	82,327,466
Weighted average common shares outstanding, diluted	82,327,466
Net income per share, basic	$(0.05)
Net income per share, dilutive	$(0.05)

Weighted average common shares calculation:
Total outstanding shares pre-Business Combination	14,947,500
Share redemptions	(3,005,034)
Shares of Class V Common Stock issued pursuant to the Business Combination	251,033,906
Shares of Class A Common Stock issued pursuant to the PIPE Subscription Agreements	70,385,000
Non controlling interests	(251,033,906)
Weighted average common shares outstanding, basic	82,327,466
Weighted average common shares outstanding, diluted	82,327,466

Year ended
December 31, 2020
Pro forma net income (loss) attributable to common shareholders (in thousands)	$1,121
Weighted average common shares outstanding, basic	82,327,466
Weighted average common shares outstanding, diluted	82,327,466
Net income per share, basic	$0.01
Net income per share, dilutive	$0.01

Weighted average common shares calculation:
Total outstanding shares pre-Business Combination	14,947,500
Share redemptions	(3,005,034)
Shares of Class V Common Stock issued pursuant to the Business Combination	251,033,906
Shares of Class A Common Stock issued pursuant to the PIPE Subscription Agreements	70,385,000
Non controlling interests	(251,033,906)
Weighted average common shares outstanding, basic	82,327,466
Weighted average common shares outstanding, diluted	82,327,466

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